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                                                                    EXHIBIT 10.3

                             PAB BANKSHARES, INC.

                        1994 EMPLOYEE STOCK OPTION PLAN
                        -------------------------------


     1.  Purpose of the Plan.
         -------------------

     This Employee Stock Option Plan (the "Plan") for PAB Bankshares, Inc. (the "Company") is intended to encourage valued employees of the Company to develop a proprietary interest in the success of the Company, and to attract and retain such employees of the Company. Unless otherwise indicated by the context herein, reference to the "Company" includes the Company and its subsidiaries.

     2.  Administration of the Plan.
         --------------------------

         2.1 The Plan shall be administered by the Board of Directors, or, at the option of the Board of Directors, a committee appointed by, and consisting of two or more members of, the Board of Directors (the "Committee"). At any time that the Board of Directors shall not have appointed a Committee as described above, any reference herein to the Committee shall mean the Board of Directors.

     Subject to the provisions of this Plan, the Committee shall have full authority, in its discretion: (i) to determine from the eligible employees of the Company those employees to whom options will be granted; (ii) to determine when such options shall be granted; (iii) to determine the option price of the shares subject to each option, which price shall not be less than the minimum specified in Section 6 hereof; (iv) to determine when each option shall become exercisable and the duration of the exercise period; and (v) to interpret the Plan and to prescribe and rescind rules and regulations relating to it.

          2.2 Determinations or interpretations by the Committee of any provisions of the Plan, or of any option granted under it, shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted thereunder.

     3.  Types of Options.
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     The options granted under this Plan to any eligible person may be either
"Incentive Stock Options" as defined in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or "Nonqualified Stock Options", which are not incentive stock options. The options granted under this Plan shall be designated as either Incentive Stock Options or Nonqualified Stock Options.
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     4.  Eligibility.
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         4.1  All regularly employed employees of the Company, or its subsidiaries (as defined in Code Section 424(f)) , including officers and directors who are such employees, shall be eligible to participate in this Plan.

         4.2 No option may be granted to any employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the company or any subsidiary, unless the option price is fixed and not less than 110% of the fair market value of the stock, and the exercise period is limited to not more then five years from the date such option is granted. For purposes of the immediately preceding sentence, a person shall be considered as owning the stock owned directly or indirectly by or for his brothers and sisters, whether by the whole or half blood, spouse, ancestors, and lineal descendants; and the stock owned directly or indirectly by a corporation, partnership, estate or trust shall be considered as being owned proportionately by its shareholders, partners, or beneficiaries.

         4.3 The aggregate fair market value (determined as of the time the option is granted) of the common stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year shall not exceed $100,000.

     5.  Stock Subject to the Plan.
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     The stock subject to the options granted under the Plan shall be shares of the Company's common stock which are authorized but unissued or reacquired by the Company, or any authorized but unissued or reacquired shares into which such shares of common stock are exchanged, reclassified or converted. Subject to adjustment as provided in Section 13 hereof, the aggregate number of shares for which options may be granted under the Plan shall not exceed 400,000. However, any shares subject to option under the Plan, which option for any reason expires or is terminated unexercised as to such shares, may again be subjected to an option under the Plan.

     6.  Option Price.
         ------------

         6.1 The exercise price for each option granted under this Plan shall be determined by the Committee at the time the option is granted, but in no event shall such exercise price be less than 100% of the fair market value of the Company's common stock on the date of grant.

         6.2 If the stock is listed on an established stock exchange on the date any option is granted, the fair market value of the stock on that date shall be deemed to be the mean between the highest and lowest quoted selling prices of the stock on such stock exchange on such date, or if no sale of the Company's stock shall have been made on any stock exchange on such date, on the next preceding day on which there was a sale of stock. If the stock is not listed on an established stock exchange on the date any option is granted, the fair market value of the stock on that date shall be deemed to be either (i) if the stock is not actively traded in the
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over-the-counter market, an amount arrived at by the Committee by applying any reasonable valuation method; or (ii) if the stock is actively traded in the over-the-counter market, the mean between dealer "bid" and "ask" closing prices of the stock in the over-the-counter market on that date as reported by the National Association of Securities Dealers Automated Quotation System.

     7.  Term of Options.
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     The term of each option shall be determined by the Committee at the time the option is granted; provided, however, that no option shall be exercisable after the expiration of ten years from the date of grant and all options shall be subject to earlier termination as hereinafter provided.

     8.  Exercise of Option.
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     The time at which or the event upon the happening of which each option granted hereunder becomes exercisable, in whole or in part, shall be determined by the Committee at the time the option is granted.

     9.  Date of Grant and Form of Agreement.
         -----------------------------------

     Each option granted under this Plan, unless otherwise specifically indicated, shall be granted as of the date of the Committee resolution granting the option. The Committee shall notify the recipient of the grant in writing delivered either in person or by certified mail. The notification shall serve as the option agreement and shall contain a summary of the essential terms and conditions of the Plan and a complete statement of the particular terms and conditions of the options represented thereby. Any inconsistencies between the terms of the Plan and the terms of the option agreement shall be governed by the terms of the Plan.

     10.  Manner of Exercise.
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          10.1  Any person electing to exercise, in whole or in part, any option granted under the Plan shall give written notice to the Company of his election and of the number of whole shares he has elected to purchase, such notice to be accompanied with payment in full.

          10.2 Payment for shares being purchased pursuant to the exercise of an option shall be made in Cash, by certified check, by shares of common stock of the Company or by a combination thereof. Any stock transferred to the Company under the exercise of an option shall be valued in the same manner as provided for in Section 6.2 hereof with the exception that the value shall be determined as of the date of exercise rather than the date the option is granted.

          10.3 The Company shall not be required to issue fractional shares in the exercise of any option granted under this Plan, and any fractional shares otherwise issuable on the exercise of any such option shall be disregarded.
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     11.  Assignability.
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     Each option granted under this Plan shall be transferable only by will or by the laws of the descent and distribution and during his lifetime shall be exercisable only by the employee to whom the option is granted. Except as permitted by the preceding sentence, the option granted under this Plan shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and the option shall not be subject to execution, attachment or similar process. Any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of any option contrary to the provisions of the Plan, or upon the levy of any attachment or similar process upon such option, the option shall immediately become null and void.

     12.  Termination of Employment.
          -------------------------

          12.1 If the employment of an employee terminates for any reason other than death or disability, any options granted to the employee under this Plan which have not been exercised shall automatically terminate on the effective date of the employees termination of employment; provided, however, the Committee reserves the right to grant, in writing, to an employee the right to exercise any options granted under this Plan for a period not to exceed ninety days from the date of such termination, to the extent of the number of shares which were purchasable thereunder at the date of such termination. The transfer of an employee from the Company to any subsidiary or vice versa, or from one subsidiary to another subsidiary, shall not be deemed a termination of employment for purposes of the Plan.

          12.2 In the event of the death of an employee any option held by him at the time of the death shall become fully exercisable, shall be transferred as provided in his will or as determined by the laws of descent and distribution, and may be exercised, in whole or in part, by the estate of the employee, or any person that acquired the option by such bequest or inheritance from the employee, at any time or from time to time on or before the earlier of one year after the date of death or the expiration date prescribed in the option agreement. In the event that an employee becomes permanently and totally disabled (as determined by the committee in its sole discretion), any option held by him on the date of disability (such date to be determined by the committee in its sole discretion) shall become fully exercisable and may be exercised in whole or in part, by the employee or his duly appointed guardian or conservator at any time or from time to time, on or before the earlier of one year after the date of disability or the expiration date prescribed in the option agreement.

     13.  Adjustments due to Certain Events.
          ---------------------------------

          13.1 In the event that there is a change in the common stock of the Company by reason of dividends paid in shares of common stock, combination or reclassification of shares, recapitalization, stock split, merger, consolidation or otherwise, the Committee shall make such adjustment, if any, as it may be deem equitable in the number and kind of shares which may become subject to options to be granted under the Plan, in the number and kind of
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shares covered by options theretofore granted, or in the exercise price of shares covered by any such option.

          13.2 Upon the complete liquidation of the Company, other than pursuant to a plan of reorganization, any unexercised options granted under this Plan shall be cancelled. In the event of the complete liquidation of any subsidiary employing the employee or in the event such subsidiary ceases to be a subsidiary, any unexercised part of any option granted shall be cancelled unless the employee shall become employed by the company or another subsidiary concurrently with such event.

     14.  Change in Control.
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     Notwithstanding the provisions of the Plan or any option agreement regarding exercisability, the Company shall have the right, exercisable in its sole discretion by notice to employee to require employee to purchase, within ten days from the date of such notice, all or any portion of the shares which are subject to the option pursuant to the other terms and conditions hereof, and the option shall terminate as to any balance remaining of the shares as of the eleventh day from the date of such notice, in the event (i) the Board (or, if the approval of the Board is not required as a matter of law, the shareholders of the Company) shall approve (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of common stock would be converted to cash, securities or other property, other than a merger of the Company in which the holders of common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the company, or (c) the adoption of a plan or proposal for the liquidation or dissolution of the Company, or (ii) any person (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934), corporation or other entity other than the Company shall make a tender offer or exchange offer to acquire any common stock (or securities convertible into common stock) for cash, securities or any other consideration, provided that (a) at least a portion of such securities sought pursuant to the offer in question is acquired and (b) after consummation of such offer, the person, corporation or other entity in question is the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934), directly or indirectly, of 50% or more of the outstanding common stock (calculated as provided in Rule 13d-3(d) in the case of rights to acquire common stock).

     15.  Rights as a Stockholder.
          -----------------------

     An employee shall not by reason of the Plan or any option granted pursuant to the Plan have any rights of a stockholder of the Company unless shares have been issued and a certificate therefore has been delivered to him. Nothing in the Plan or any option granted hereunder, shall (i) confer upon any employee any right to continue in the employ of the company or (ii) interfere in any way with the right of the Company to terminate the employment of any employee.
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     16.  Listing and Registration of Shares.
          ----------------------------------

     Each option shall be subject to the requirement that if at any time the Committee shall determine that the listing, registration, or qualification of the shares covered thereby upon any securities exchange or under any federal or state law or the consent or approval of any governmental regulatory body, is necessary or desirable as the condition of, or in connection with, the granting of any such option or the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless and until such listing, registration, qualification consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. In this regard, the Committee may impose such conditions upon the exercise of any option granted under the Plan as it may deem necessary or advisable to assure compliance with such laws, rules and regulations.

     17.  Amendment or Termination of the Plan.
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     The Board of Directors may, without further stockholder approval, amend or discontinue this Plan at any time, provided that no unexercised option granted under this Plan may be altered or cancelled, except in accordance with its terms or as otherwise provided in Section 13 hereunder, without the written consent of the participant to whom such option was granted; and further provided that without the approval of the stockholders, no amendment may (i) increase the maximum number of shares for which options may be granted under the Plan (except in accordance with Section 13 hereunder), (ii) permit the grant of options under the Plan after the expiration date of the Plan, (iii) change the designation of the class of employees eligible to receive options under the Plan, or (iv) materially increase the benefits accruing to eligible employees.

     18.  Tax Withholding.
          ---------------

     Whatever shares of common stock are to be issued and delivered under the Plan, the Board shall have the right, at or prior to the delivery of any certificate or certificates for such shares, to require the recipient to remit to the Company, in the form of cash or check payable to the order of the Company, an amount sufficient to satisfy withholding requirements with respect to federal, state and local income and employment taxes.

     19.  Term of the Plan.
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     This Plan shall become effective on the earlier of the date of its adoption by the Board of Directors of the Company or its approval by the stockholders of the Company. The Plan shall expire and no options shall be granted pursuant to the Plan after ten years from the effective date of the Plan.
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     20.  Stockholder Approval.
          --------------------

     This Plan shall be submitted to the stockholders of the Company for their approval within twelve months of its adoption by the Board of Directors. In the event that the stockholder approval is not obtained, any option theretofore and thereafter granted shall not be Incentive Stock Options.

     21.  Notices.
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     All notices or other communications hereunder must be in writing and will be deemed given on the data delivered if delivered in person, or on the third business day after mailed by depositing the same postage prepaid in a post office addressed to the Company at its principal office and to any other person at their last known address furnished to the Company.